Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-L

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 11/15/2007


Blended Coupon 6.4722%


Excess Protection Level
3 Month Average   N/A
February, 2001   7.43%
January, 2001   0.89%
December, 2000     N/A


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.43%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,724,177,938.56